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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 14, 2003

                                   NTELOS INC.
               (Exact Name of Registrant as Specified in Charter)



        Virginia                    0-16751                       54-1443350
(State of Incorporation)          (Commission                   (IRS Employer
                                  File Number)               Identification No.)


                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)


                                 (540) 946-3500
              (Registrant's telephone number, including area code)






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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.


         (c) Exhibits.

   EXHIBIT             DESCRIPTION
         99.1        Press Release dated April 14, 2003.


ITEM 9. REGULATION FD DISCLOSURE. (Information furnished in this Item 9 is furnished under Item 12).

         The following disclosure is being furnished pursuant to Item 12 of Form 8-K ("Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release No. 33-8216.

         On April 14, 2003, the Registrant issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2002 and providing guidance for fiscal 2003. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NTELOS INC.
                                  (Registrant)


                                  By:   /s/ Michael B. Moneymaker
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                                       Michael B. Moneymaker
                                       Senior Vice President and Chief Financial
                                        Officer, Treasurer and Secretary


Date: April 14, 2003




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